Exhibit 32.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. Section 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of General Red International, Inc. (the "Company") on Form 10-K for the periods ended December 31, 2007, 2006 and 2005, as filed with the Securities and Exchange Commission on the date here of (the "report"), I, Yuming Ma, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

        Dated this 27th day of January 2009.

                                                                       Yuming Ma
                                                                       ---------
                                                                       Yuming Ma

                                                         Chief Financial Officer